UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2023
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (608) 238-8008
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FBIZ	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure.

First Business Financial Services, Inc. (the “Company”) issued a press release today announcing that the Company’s Board of Directors declared a quarterly cash dividend on its common stock of $0.2275 per share on January 27, 2023. The quarterly dividend represents a 15% increase over the quarterly cash dividend on common stock declared in October 2022. The dividend is payable on February 16, 2023, to shareholders of record on February 6, 2023. The Board of Directors also declared a dividend on its 7% Series A Preferred Stock, of $17.50 per share, payable on March 15, 2023, to shareholders of record on February 28, 2023. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01. Other Events.

Effective January 27, 2023, the Board of Directors of the Company authorized the repurchase by the Company of shares of Common Stock with a maximum aggregate purchase price of $5.0 million, in such quantities, at such prices and on such other terms and conditions as the Company’s Chief Executive Officer or Chief Financial Officer determine in their discretion to be in the best interests of the Company and its shareholders, any time from the effective date through January 31, 2024 (the “Repurchase Program”). The Board of Directors further authorized certain officers of the Company, in their discretion, to enter into a Rule 10b5-1 trading plan to allow the Company to effectuate repurchases under the Repurchase Program at such times as the Company and its directors and officers are or may be deemed to be in possession of material, non-public information, provided that such officers may enter into a Rule 10b5-1 trading plan only at such time as the Company and its directors and officers are not actually in possession of material, non-public information.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits. The following exhibit is being furnished herewith:

99.1	Press Release by First Business Financial Services, Inc. dated January 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 27, 2023	FIRST BUSINESS FINANCIAL SERVICES, INC.

	By:	/s/ Edward G. Sloane, Jr.
	Name:	Edward G. Sloane, Jr.
	Title:	Chief Financial Officer